SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 9, 1998




                               PULSE BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       New Jersey                     0-18764                22-3016360
----------------------------        --------------         ---------------------
(State or other jurisdiction        (SEC File No.)         (IRS Employer
     of incorporation)                                     Identification
                                                              Number)




6 Jackson Street, South River, New Jersey                         08882
------------------------------------------                 ---------------------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:(732) 257-2400
                                                   --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               PULSE BANCORP, INC.


Item 5.  Other Events
---------------------

         The registrant issued a press release on July 9, 1998, announcing that it had signed a definitive merger agreement (the "Agreement") with First Source Bancorp, Inc. ("First Source"), dated July 9, 1998, for the acquisition by First Source of all of the outstanding common stock of the registrant. Among other things, two directors of the registrant will become directors of First Source upon completion of the acquisition. A stock option agreement was executed by First Source and the registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------
Exhibit 99.1 -- Press Release Concerning Merger Agreement dated July 9, 1998.
------------
Exhibit 99.2 -- Agreement and Plan of Merger dated as of July 9, 1998.
------------
Exhibit 99.3 -- Stock Option Agreement dated as of July 9, 1998.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               PULSE BANCORP, INC.



Date: July 13, 1998           By:  /s/ George T. Hornyak, Jr.
                                   ---------------------------------------------
                                       George T. Hornyak, Jr.
                                       President, Chief Executive Officer
                                         and Director (Principal Executive
                                         Officer)